UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on June 20, 2019, Whitefort Capital Master Fund, LP (“Whitefort”) filed a petition (the “Whitefort Action”) against Novelion Therapeutics Inc. (“Novelion” or the “Company”), as respondent, in the Supreme Court of British Columbia (the “BC Court”) seeking (i) a declaration that Novelion has breached section 301 of the Business Corporations Act of British Columbia (“Section 301 of the BCA”), (ii) an order pursuant to Section 301 of the BCA requiring Novelion to hold a special meeting of its shareholders to vote on whether Novelion should “dispose of” the intercompany loan between Novelion (as lender) and Aegerion Pharmaceuticals, Inc. (“Aegerion”) (as debtor) (the “Intercompany Loan”) pursuant to the terms of a Restructuring Support Agreement entered into by, inter alia, Novelion and Aegerion on May 20, 2019 in connection with Aegerion’s Chapter 11 plan of reorganization (the “Plan of Reorganization”) in the United States Bankruptcy Court, Southern District of New York (the “Bankruptcy Court”) Case No. 19-11632 (the “Aegerion Bankruptcy Case”) and (iii) an order pursuant to Section 301 of the BCA providing that unless and until the shareholders of Novelion vote to approve the “disposition” of the Novelion Intercompany Loan pursuant to the terms of the Restructuring Support Agreement at the special meeting, Novelion is enjoined from consummating such “disposition transaction,” and further that Novelion is required to vote its claim against any Plan of Reorganization that seeks to “dispose of” the Intercompany Loan without a shareholder vote.

On July 16, 2019, following a hearing before the BC Court on July 9, 2019, the BC Court dismissed the Whitefort Action, finding that Novelion’s entering into the Restructuring Support Agreement is not a transaction contemplated by Section 301 of the BCA and therefore no Novelion shareholder vote is required.

Cautionary Information Regarding Trading in the Company’s Securities

Novelion cautions that trading in Novelion’s securities during the pendency of the restructuring transactions contemplated by the Restructuring Support Agreement (the “Restructuring Transactions”) is highly speculative and poses substantial risks. Trading prices for Novelion’s securities may bear little or no relationship to the actual value realized, if any, by holders of Novelion’s securities in the restructuring transactions. Accordingly, Novelion urges extreme caution with respect to existing and future investments in its securities.

Forward Looking and Cautionary Statements

Certain statements in this Form 8-K constitute “forward-looking statements”  and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. Any statements contained herein which do not describe historical facts, including, but not limited to, statements regarding beliefs about, or expectations for, the Restructuring Transactions, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, Novelion’s ability to continue as a going concern, Novelion’s and Aegerion’s ability to meet immediate operational needs and obligations, as well as long term obligations, that Novelion will not realize the benefits of the Restructuring Transactions, that the debtors will not be able to successfully complete the Restructuring Transactions, potential adverse effects of the Aegerion Bankruptcy Case, the debtors’ ability to obtain timely approval by the Bankruptcy Court with respect to motions filed in the Aegerion Bankruptcy Case, the outcome if Whitefort were to successfully appeal the BC Court’s decision, objections to the Restructuring Transactions or other pleadings filed that could protract the Aegerion Bankruptcy Case, the effects of the Aegerion Bankruptcy Case on Novelion and on the interest of various constituents, including holders of Novelion’s common stock, the Bankruptcy Court’s rulings in the Aegerion Bankruptcy Case, risks associated with third party motions in the Aegerion Bankruptcy Case, increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process, and Novelion’s ability to maintain its listing on Nasdaq especially in light of the previously disclosed delisting notifications received from Nasdaq and given Nasdaq’s ability to exercise discretionary authority to otherwise delist Novelion’s common stock on an accelerated timeline, as well as those risks identified in Novelion’s filings with the SEC, including under the heading “Risk Factors” in Novelion’s Annual Report on Form 10-K for the year ended December 31, 2018, filed on March 15, 2019, as amended, and subsequent filings with the SEC, including its Current Report on Form 8-K filed on May 21, 2019 (which includes important information about the Restructuring Transactions and related matters), all of which are available on the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect Novelion’s results of operations and cash flows, which would, in turn, have a significant and adverse impact on Novelion’s stock price. Novelion cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, Novelion undertakes no obligation to update or revise the information contained in this Form 8-K, whether as a result of new information, future events or circumstances or otherwise.

Investors are cautioned that the interests of the Aegerion and its stakeholders may not always be aligned with those of Novelion or its shareholders.

Investors and others should note that Novelion communicates with its investors and the public using the Novelion website www.novelion.com, including, but not limited to, company disclosures, investor presentations and FAQs, Commission filings, press releases, public conference call transcripts and webcast transcripts. The information that Novelion posts on this website could be deemed to be material information. As a result, Novelion encourages investors, the media and others interested to review the information that Novelion posts there on a regular basis. The contents of Novelion’s website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Michael Price
Name:	Michael Price
Title:	Executive Vice President & Chief Financial Officer

Date:  July 17, 2019